TCW FUNDS, INC.

Supplement Dated April 1, 2008

Prospectus Dated February 29, 2008

Under the section titled “TCW Value Added Fund” at page 47, Darleen A. Boyle and John A. Gibbons are added as portfolio managers.

Under the section titled “TCW Value Opportunities Fund” at page 49, John A. Gibbons is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 59 the following individuals are added:

Darleen A. Boyle	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

John A. Gibbons	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

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